UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2009

Parlux Fragrances, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-15491	22-2562955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, FL	33309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   954-316-9008

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed in order to correct a typographical error in Parlux Fragrances, Inc.'s (the "Company") Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (the "Form 10-Q"). On page 4 of the Form 10-Q under the section entitled "Significant Trends," the Company reported that it does not anticipate launching new fragrances under its recently signed Rihanna and Kanye West licenses in fiscal year 2011. This statement contained a typographical error. The Company anticipates launching new fragrances under its recently signed Rihanna and Kanye West licenses in fiscal year 2011, which fiscal year begins April 1, 2010 and ends March 31, 2011.

On August 10, 2009, the Company issued a press release regarding the correction to the typographical error contained in the Form 10-Q. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated August 10, 2009.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parlux Fragrances, Inc. (Registrant)
August 10, 2009 (Date)	/s/ RAYMOND J. BALSYS Raymond J. Balsys Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer)

Exhibit Index
Exhibit No.	Description

99.1	Press Release of the Company dated August 10, 2009.